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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 18, 1999
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                  Yager/Kuester Public Fund Limited Partnership
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             (Exact name of registrant as specified in its charter)



North Carolina                       0-18444                    56-1560476
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(State of other                    (Commission                (I.R.S. Employer
 jurisdiction                      File Number)              Identification No.)
of Incorporation)




1300 Altura Road, PO Box 1329       Fort Mill, SC             29716-1329
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    (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code   (803)-547-9100
                                                     ---------------------------



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          (Former name or former address, if changed since last report)




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Item 1.           Changes in Control of Registrant.

                  None.

Item 2.           Acquisition or Disposition of Assets.

                  None.

Item 3.           Bankruptcy or Receivership.

                  None.

Item 4.           Changes in the Registrant's Certifying Accountant.

                  None.

Item 5.           Other Events.

                  The Offer to Purchase Contract dated April 16, 1999 for the EastPark Executive Center, by and between Yager/Kuester Public Fund and CAP Care Group, Inc. was terminated on May 18, 1999 by CAP Care Group, Inc. by its exercise of an early termination right of the Contract.

Item 6.           Resignations of Registrant's Directors.

                  None.

Item 7.           Financial Statements and Exhibits.

                  None.

Item 8.           Changes in Fiscal Year.

                  None.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        YAGER/KUESTER PUBLIC FUND
                                        LIMITED PARTNERSHIP

                                        By:  FSK Limited Partnership
                                             General Partner of Registrant

Date:  May 20, 1999                     By:  /s/ Dexter R. Yager, Sr.
      ---------------------                  -----------------------------------
                                             Dexter R. Yager, Sr.
                                             General Partner